                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 20-Feb-04

                       CIT Equipment Collateral 2003-VT1

A Delaware                    Commission File                    I.R.S. Employer
Corporation                   No. 0001240986                     No. 75-6688971

                          c/o CIT Financial USA, Inc.
                   1 CIT Drive, Livingston, New Jersey 07039
                        Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report

                                            Determination Date:         02/18/04
                                            Collection Period:          01/31/04
                                            Payment Date:               02/20/04

I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

        a.      Scheduled Payments Received                                                            $26,912,711.43
        b.      Liquidation Proceeds Allocated to Owner Trust                                              794,542.48
        c.      Required Payoff Amounts of Prepaid Contracts                                               719,348.06
        d.      Required Payoff Amounts of Purchased Contracts                                                   0.00
        e.      Proceeds of Clean-up Call                                                                        0.00
        f.      Investment Earnings on Collection Account and Note Distribution Account                          0.00
                                                                                                       --------------

                                                                 Total Available Pledged Revenues =    $28,426,601.97

   B.  Determination of Available Funds

        a.      Total Available Pledged Revenues                                                       $28,426,601.97
        b.      Receipt from Class A-3 Swap Counterparty                                                         0.00
        c.      Servicer Advances                                                                        2,704,453.20
        d.      Recoveries of  prior Servicer Advances                                                  (2,504,941.46)
        e.      Withdrawal from Cash Collateral Account                                                    195,410.52
                                                                                                       --------------

                                                                 Total Available Funds =               $28,821,524.23
                                                                                                       ==============


II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

        1.  Servicing Fee                                                                                      410,812.52

        2.  Class A-1 Note Interest Distribution                                    49,250.00
            Class A-1 Note Principal Distribution                               25,384,120.41
                       Aggregate Class A-1 distribution                                                     25,433,370.41

        3.  Class A-2 Note Interest Distribution                                   169,333.33
            Class A-2 Note Principal Distribution                                        0.00
                       Aggregate Class A-2 distribution                                                        169,333.33

        4.  Class A-3a Note Interest Distribution                                  230,898.33
            Class A-3a Note Principal Distribution                                       0.00

            Class A-3b Note Interest Distribution                                  154,850.00
            Class A-3b Note Principal Distribution                                       0.00
                       Aggregate Class A-3 distribution                                                        385,748.33

        5.  Class A-4 Note Interest Distribution                                   117,325.25
            Class A-4 Note Principal Distribution                                        0.00
                       Aggregate Class A-4 distribution                                                        117,325.25

        6.  Class B Note Interest Distribution                                      31,783.20
            Class B Note Principal Distribution                                    756,708.20
                       Aggregate Class B distribution                                                          788,491.40

        7.  Class C Note Interest Distribution                                      21,855.23
            Class C Note Principal Distribution                                    412,749.93
                       Aggregate Class C distribution                                                          434,605.16

        8.  Class D Note Interest Distribution                                      61,348.00
            Class D Note Principal Distribution                                    963,083.16
                       Aggregate Class D distribution                                                        1,024,431.16

        9.  Payment due to the Class A-3a Swap Counterparty                                                     57,406.67

        10. Deposit to the Cash Collateral Account                                                                   0.00

        11. Amounts in accordance with the CCA Loan Agreement                                                        0.00

        12. Remainder to the holder of the equity certificate                                                        0.00
                                                                                                            -------------

                                             Collection Account Distributions =                             28,821,524.23
                                                                                                            =============

    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1. Payment due on the Senior Loan                                                                   2,110,999.46

         2. Payment due on the Holdback                                                                              0.00

         3. Payment to the Depositor                                                                                 0.00
                                                                                                            -------------

                                             Cash Collateral Account Distributions =                         2,110,999.46
                                                                                                            =============


    C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT
                                             Collection Account Distributions =                                      0.00
                                                                                                            =============


III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


           ------------------------------------------------------------------------------------------------------------
                 Distribution               Class A-1              Class A-2          Class A-3         Class A-4
                    Amounts                   Notes                  Notes              Notes             Notes
           ------------------------------------------------------------------------------------------------------------
     1.          Interest Due                        49,250.00          169,333.33         385,748.33       117,325.25
     2.          Interest Paid                       49,250.00          169,333.33         385,748.33       117,325.25
     3.       Interest Shortfall                          0.00                0.00               0.00             0.00
                ((1) minus (2))
     4.         Principal Paid                   25,384,120.41                0.00               0.00             0.00

     5.    Total Distribution Amount             25,433,370.41          169,333.33         385,748.33       117,325.25
                ((2) plus (4))



        -------------------------------------------------------------------------------------------------------
                Distribution              Class B              Class C          Class D        Total Offered
                   Amounts                 Notes                Notes            Notes             Notes
        -------------------------------------------------------------------------------------------------------
    1.          Interest Due                   31,783.20        21,855.23        61,348.00          836,643.34
    2.          Interest Paid                  31,783.20        21,855.23        61,348.00          836,643.34
    3.       Interest Shortfall                     0.00             0.00             0.00                0.00
               ((1) minus (2))
    4.         Principal Paid                 756,708.20       412,749.93       963,083.16       27,516,661.70

    5.    Total Distribution Amount           788,491.40       434,605.16     1,024,431.16       28,353,305.04
               ((2) plus (4))


IV. Information Regarding the Securities

    A Summary of Balance Information


           ------------------------------------------------------------------------------------------------------------

                                Applicable    Principal Balance      Class Factor  Principal Balance      Class Factor
                 Class            Coupon            Feb-04              Feb-04           Jan-04              Jan-04
                                   Rate          Payment Date        Payment Date     Payment Date        Payment Date

           ------------------------------------------------------------------------------------------------------------
      a.    Class A-1 Notes      1.2088%            21,932,156.43      0.08952            47,316,276.84     0.19313
      b.    Class A-2 Notes      1.2700%           160,000,000.00      1.00000           160,000,000.00     1.00000
      c.   Class A-3a Notes      1.2300%           218,000,000.00      1.00000           218,000,000.00     1.00000
      d.   Class A-3b Notes      1.6300%           114,000,000.00      1.00000           114,000,000.00     1.00000
      e.    Class A-4 Notes      2.1000%            67,043,000.00      1.00000            67,043,000.00     1.00000
      f.     Class B Notes       2.1100%            17,319,042.60      0.72256            18,075,750.80     0.75413
      g.     Class C Notes       2.6600%             9,446,750.51      0.72256             9,859,500.44     0.75413
      h.     Class D Notes       3.2000%            22,042,417.87      0.72253            23,005,501.03     0.75410

      i.              Total Offered Notes          629,783,367.41                        657,300,029.11

      j.            One - Month Libor Rate                1.10000%


    B Other Information


       -----------------------------------------------------------------------

                                        Scheduled            Scheduled
                                    Principal Balance    Principal Balance
              Class                       Feb-04               Jan-04
                                       Payment Date         Payment Date

       -----------------------------------------------------------------------

         Class A-1 Notes                23,935,689.00        50,394,661.00


       -----------------------------------------------------------------------



 ------------------------------------------------------------------------------------------------------------

                                     Target                  Class                Target             Class
                   Class       Principal Balance             Floor           Principal Amount        Floor
      Class      Percentage          Feb-04                  Feb-04               Jan-04            Jan-04
                                  Payment Date            Payment Date         Payment Date      Payment Date

 ------------------------------------------------------------------------------------------------------------
     Class A       92.25%          580,975,156.44                            606,359,276.85
     Class B       2.75%            17,319,042.60               0.00          18,075,750.80             0.00
     Class C       1.50%             9,446,750.51               0.00           9,859,500.44             0.00
     Class D       3.50%            22,042,417.86               0.00          23,005,501.02             0.00

 ------------------------------------------------------------------------------------------------------------


V. PRINCIPAL

   A.  MONTHLY PRINCIPAL AMOUNT

       1.  Principal Balance of Notes and Equity Certificates                      657,300,029.11
           (End of Prior Collection Period)
       2.  Contract Pool Principal Balance (End of Collection Period)              629,783,367.41
                                                                                   --------------

                       Total monthly principal amount                               27,516,661.70


   B. PRINCIPAL BREAKDOWN


                                                                   No. of Accounts
                                                                   ---------------
       1. Scheduled Principal                                           59,822       25,747,476.07
       2. Prepaid Contracts                                              136            719,348.06
       3. Defaulted Contracts                                            201          1,049,837.57
       4. Contracts purchased by CIT Financial USA, Inc.                  0                   0.00
                                                                 ---------------------------------

          Total Principal Breakdown                                     60,159       27,516,661.70



VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS


                                               ------------------------------------------------------------
                                                 Original             Feb-04              Jan-04
                                                   Pool            Payment Date        Payment Date
                                               ------------------------------------------------------------
     1.    a.  Contract Pool Balance             871,593,322.00      629,783,367.41        657,300,029.11
           b.  No of Contracts                           62,416              60,159                60,496
           c.  Pool Factor

     2.    Weighted Average Remaining Term                39.20               31.93                 32.66

     3.    Weighted Average Original Term                 44.80



    B. DELINQUENCY INFORMATION


                                           -------------------------------------------------------------------------------
                                                  % of             % of Aggregate
                                                                  Required Payoff          No. Of       Aggregate Required
                                               Contracts               Amount             Accounts        Payoff Amounts
                                           -------------------------------------------------------------------------------
  1.    Current                                        96.37%                97.52%           57,978       618,853,513.32
        31-60 days                                      1.92%                 1.64%            1,156        10,428,983.29
        61-90 days                                      0.76%                 0.42%              458         2,634,322.82
        91-120 days                                     0.39%                 0.19%              235         1,194,457.24
        120+ days                                       0.55%                 0.23%              332         1,477,274.25

                         Total Delinquency            100.00%               100.00%           60,159       634,588,550.92

  2. Delinquent Scheduled Payments:

        Beginning of Collection Period                                                  4,605,671.77
        End of Collection Period                                                        4,805,183.51
                                                                                        ------------

                                        Change in Delinquent Scheduled Payments           199,511.74


    C. DEFAULTED CONTRACT INFORMATION


      1. Required Payoff Amount on Defaulted Contracts                1,049,837.57
      2. Liquidation Proceeds received                                  794,542.48
                                                                      ------------
      3. Current Liquidation Loss Amount                                255,295.09

      4. Cumulative Liquidation Losses to date                        2,592,456.12

                                   % of Initial Contracts                    2.051%
                       % of Initial Contract Pool Balance                    0.297%


 VII. MISCELLANEOUS INFORMATION

      A.  SERVICER ADVANCE BALANCE


             1. Opening Servicer Advance Balance                                4,605,671.77
             2. Current Period Servicer Advance                                 2,704,453.20
             3. Recoveries of prior Servicer Advances                          (2,504,941.46)
                                                                               -------------
             4. Ending Servicer Advance Balance                                 4,805,183.51

      B.  CASH COLLATERAL ACCOUNT

             1. Applicable Rates for the Interest Period:
                   a.  Libor Rate for the Interest Period                             1.1000%
                   b.  Senior Loan Interest Rate                                      4.6000%
                   c.  Holdback Amount Interest Rate                                  7.1000%

             2. Opening Cash Collateral Account                                                        54,227,252.40

             3. Deposit from the Collection Account                                                             0.00

             4. Withdrawals from the Cash Collateral Account                                             (195,410.52)

             5. Investment Earnings                                                                        36,285.39

             6. Investment Earnings Distributions:
                   a. Senior Loan Interest                                                                (36,285.39)
                   b. Senior Loan Principal                                                                     0.00
                   c. Holdback Amount Interest                                                                  0.00
                   d. Holdback Amount Principal                                                                 0.00
                                                                                                     ---------------
                                    Total Investment Earnings distributions                               (36,285.39)

             7. Remaining available amount                                                             54,031,841.88

             8. Required Cash Collateral Account Amount                                                51,957,127.81

             9. Cash Collateral Account Surplus/ (Shortfall)                                            2,074,714.07

            10. Distribution of CCA Surplus:
                   a. Senior Loan Principal                                                            (2,074,714.07)
                   b. Holdback Amount Principal                                                                 0.00
                                                                                                       -------------
                                                     Total Distribution of Surplus                     (2,074,714.07)

            11. Ending Cash Collateral Account                                                         51,957,127.81

            12. Cash Collateral Account deficiency                                                              0.00


      C.  OTHER RELATED INFORMATION

             1. Assumed Fixed Swap rate for Class A-3a                                1.5870%

             2. Discount Rate                                                         2.4530%

             3. Life to Date Prepayment (CPR)                                         4.0350%

             4. Life to Date Substitutions:

                   a. Prepayments                                               0.00

                   b. Defaults                                                  0.00



                 -----------------------------------------------------------------
                                              Feb-04                  Jan-04
                  Item                     Payment Date            Payment Date
                 -----------------------------------------------------------------
             5.  a.  Senior Loan           10,177,800.24           12,252,514.31
                 b.  Holdback Amount       42,271,204.00           42,271,204.00


               NCT Funding Company LLC, JPMorgan Chase, as trustee under the
  Indenture, and CIT Financial USA, Inc., in its individual capacity and as Servicer, DO
     HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
         Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER
        CERTIFY the following report with respect to the Payment Date occurring on
                                         02/20/04

 This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                             Pooling and Servicing Agreement.


                                  CIT Financial USA, Inc.

                                        Glenn Votek
                                        -----------
                                        Glenn Votek
                          Executive Vice President, and Treasurer

